Exhibit 99.1

Access National Reports 33% Increase in Third Quarter Earnings, Dividend Increased

RESTON, Va.--(BUSINESS WIRE)--October 23, 2012--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported record third quarter net income of $4.1 million, a $1.0 million increase over the $3.1 million recorded in the third quarter of 2011. This represents the company’s 5th consecutive quarterly earnings in excess of $3 million and its 49th consecutive quarterly profit over its 12¾ year history. Net income per diluted common share was $0.40, an increase of 33.3% over the $0.30 reported in the third quarter of 2011.

Based on record earnings, strong capital and favorable outlook, the Board of Directors declared a cash dividend of $0.08 per share for holders of record as of November 07, 2012 and payable on November 23, 2012. This dividend represents a 2 cent increase from the prior quarter and a 7 cent cumulative increase over the past 2 years.

Net income increased 42% for the nine months ended September 30, 2012 totaling $11.5 million compared to $8.1 million for the same period in 2011. Net interest margin remained steady at 3.95% for the nine month period ended September 30, 2012 as compared to 3.85% for the same period in 2011. Diluted earnings per share were $1.11 compared to $0.78 in 2011.

Annualized return on average assets was 1.98% for the third quarter of 2012 compared to 1.69% for the same quarter of 2011. Annualized return on average equity was 17.93% for the quarter ended September 30, 2012 compared to 15.92% for the same period last year.

Total assets amounted to $849.3 million compared to $809.8 million at December 31, 2011. The increase in assets is mainly attributable to an increase in both loans held for investment and investment securities, and was funded by a significant increase in core deposits.

Total deposits at September 30, 2012 increased $60.8 million or 9.42% from December 31, 2011. As a result of management’s continued focus on expanding business banking relationships, noninterest bearing deposits increased $78.9 million or 69.31% from December 31, 2011 and comprised 27.32% of the deposit portfolio, up from 17.66% at December 31, 2011. The overall increase in deposits allowed the Company to decrease its borrowings which, coupled with other factors, contributed to the increase in net interest margin.

Non-performing assets (NPAs) decreased to $3.6 million or 0.43% of total assets, down from $5.2 million or 0.62% of assets at June 30, 2012. The Corporation did not have other real estate owned at September 30, 2012. The allowance for loan losses totaled $12.0 million or 2.04% of total loans held for investment as of September 30, 2012.

Book value per common share increased 15.2% at September 30, 2012 to $9.03, compared to $7.84 at September 30, 2011. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 10.92% at September 30, 2012 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	September 30,	December 31,	September 30,
	2012	2011	2011
(In Thousands)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$13,090	$5,362	$10,909

Interest-bearing balances and federal funds sold	43,360	38,547	32,017

Investment securities:
Available-for-sale, at fair value	36,719	45,837	55,920
Held-to-maturity, at amortized cost (fair value of $65,454, $39,978 and $9,978)	64,939	39,987	10,000
Total investment securities	101,658	85,824	65,920

Restricted Stock, at amortized cost	2,824	3,665	4,367

Loans held for sale - at fair value	84,011	95,126	96,764

Loans held for investment net of allowance for loan losses of $12,048, $11,738 and $11,537, respectively	578,571	557,662	531,045

Premises, equipment and land, net	8,425	8,671	8,720

Other assets	17,409	14,901	15,725

Total assets	$849,348	$809,758	$765,467

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$192,813	$113,885	$115,110

Savings and interest-bearing deposits	193,840	182,005	167,673

Time deposits	319,129	349,123	314,119

Total deposits	705,782	645,013	596,902

Short-term borrowings	26,770	59,904	65,015

Long-term borrowings	2,661	4,821	5,375

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	15,167	11,019	11,813

Total Liabilities	756,566	726,943	685,291

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,277,267, 10,192,649 and 10,224,742 shares, respectively	8,582	8,511	8,538

Additional paid in capital	16,896	16,716	16,900

Retained earnings	67,189	57,529	54,637

Accumulated other comprehensive income (loss), net	115	59	101

Total shareholders' equity	92,782	82,815	80,176

Total liabilities and shareholders' equity	$849,348	$809,758	$765,467

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2012	September 30, 2011
(In Thousands Except for Share Data)	(unaudited)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,632	$25,672	$24,168

Interest on federal funds sold and bank balances	12	62	97

Interest on securities	528	1,791	1,710
Total interest income	9,172	27,525	25,975

INTEREST EXPENSE
Interest on deposits	1,089	3,512	3,925

Interest on other borrowings	104	434	1,430
Total interest expense	1,193	3,946	5,355
Net interest income	7,979	23,579	20,620

Provision for loan losses	150	1,340	936
Net interest income after provision for loan losses	7,829	22,239	19,684

NONINTEREST INCOME
Service charges and fees	150	487	519

Gain on sale of loans	17,479	43,161	24,719

Other Income	(4,904)	(5,090)	(597)
Total noninterest income	12,725	38,558	24,641

NONINTEREST EXPENSE
Salaries and benefits	8,017	23,826	18,220

Occupancy and equipment	711	1,941	1,982

Other operating expense	5,336	16,471	11,606
Total noninterest expense	14,064	42,238	31,808
Income before income tax	6,490	18,559	12,517

Income tax expense	2,358	7,099	4,446
NET INCOME	$4,132	$11,460	$8,071

Earnings per common share:
Basic	$0.40	$1.12	$0.78
Diluted	$0.40	$1.11	$0.78

Average outstanding shares:
Basic	10,271,246	10,236,472	10,303,840
Diluted	10,389,441	10,350,833	10,365,793

Performance and Capital Ratios

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
(Dollars In Thousands)	2012	2011	2012	2011

Return on average assets (annualized)	1.98%	1.69%	1.86%	1.46%
Return on average equity (annualized)	17.93%	15.92%	17.19%	14.20%
Net interest margin	3.95%	4.02%	3.95%	3.85%
Efficiency ratio - Bank only	54.26%	52.38%	53.03%	52.61%
Total average equity to earning assets	11.40%	10.90%	11.16%	10.62%

Averages
Assets	$835,130	$738,925	$820,292	$736,426
Loans held for investment	586,060	527,258	578,014	510,177
Loans held for sale	87,355	49,641	74,929	36,068
Interest-bearing deposits & federal funds sold	30,303	50,509	36,108	53,002
Investment securities	104,901	90,258	107,545	114,517
Earning assets	808,619	717,666	796,596	713,764
Interest-bearing deposits	529,086	454,558	532,692	442,822
Total deposits	689,873	562,304	669,306	537,119
Repurchase agreements & federal funds purchased	26,946	37,627	26,717	36,935
Commercial paper & other short term borrowings	5,557	40,117	12,841	66,696
Long-term borrowings	9,135	12,099	9,835	12,648
Equity	$92,206	$78,212	$88,897	$75,774

Banking segment - income before taxes	$3,736	$2,982	$10,478	$10,456
Mortgage segment - income before taxes	$3,318	$2,369	$9,865	$3,828
Other segments - income before taxes	$(564)	$(531)	$(1,784)	$(1,767)
Mortgage loan originations and brokered loans	$284,326	$236,566	$807,952	$551,883
Allowance for losses on mortgage loans sold	$4,802	$2,395	$4,802	$2,395

Book value per common share	$9.03	$7.84	$9.03	$7.84

Composition of Loan Portfolio

	September 30, 2012		December 31, 2011
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$182,825	30.95%	$171,599	30.14%
Commercial real estate - non-owner occupied	104,420	17.68	104,976	18.44
Residential real estate	137,304	23.25	128,485	22.56
Commercial	134,475	22.77	131,816	23.15
Real estate construction	27,836	4.71	29,705	5.22
Consumer	3,759	0.64	2,819	0.50
Total loans	$590,619	100.00%	$569,400	100.00%
Less allowance for loan losses	12,048		11,738
	$578,571		$557,662

Composition of Deposits
	September 30, 2012		December 31, 2011
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total
Noninterest bearing deposits	$192,813	27.32%	$113,885	17.66%
Interest-bearing demand deposits	83,153	11.78	59,798	9.27
Savings and money market	100,143	14.19	121,252	18.80
CDARS-reciprocal deposits	177,443	25.14	192,326	29.82
Brokered deposits	28,209	4.00	31,228	4.84
Time deposits	124,021	17.57	126,524	19.62
Total Deposits	$705,782	100.00%	$645,013	100.00%

Asset Quality Trend Profile

	Nine Months	Six Months	Three Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	September 30, 2012	June 30, 2012	March 31, 2012	September 30, 2011	December 31, 2011

Total assets	$849,348	$841,709	$804,755	$765,467	$809,758
Total loans held for investment	$590,619	$582,600	$573,315	$542,582	$569,400

Allowance for loan losses - beginning balance	$11,738	$11,738	$11,738	$10,527	10,527
Charge offs	(1,829)	(1,425)	(984)	(944)	(1,232)
Recoveries	799	528	469	1,019	1,295
Net charge offs	(1,030)	(897)	(515)	75	63
Provision for loan losses	1,340	1,190	718	935	1,149
Allowance for loan losses - ending balance	$12,048	$12,031	$11,941	$11,537	11,738

Allowance for loan losses/loans held for investment	2.04%	2.06%	2.08%	2.13%	2.06%

Delinquent 30 - 90 days	$-	$614	$-	$4,226	271
Percentage of loans delinquent	0.00%	0.11%	0.00%	0.78%	0.05%

Non-accrual loans	$3,626	$5,209	$5,350	$7,077	$6,703
OREO	$-	$-	$-	$590	$-
Total NPA	$3,626	$5,209	$5,350	$7,667	$6,703
NPA to total assets	0.43%	0.62%	0.66%	1.00%	0.83%
Allowance for loan losses/NPA	332.27%	230.97%	223.20%	150.48%	175.12%

OREO Expense	$1	$1	$2	$420	$523
Gain on Sale of OREO	$-	$-	$-	$1,325	$1,452
OREO expense net	$1	$1	$2	$(905)	$(929)

Allowance for losses on mortgage loans sold	$4,802	$4,216	$2,874	$2,395	$2,616
Provision for losses on mortgage loans sold	$2,186	$1,600	$258	$527	$966

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	September 30, 2012			September 30, 2011
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$104,901	$528	2.01%	$90,258	$497	2.20%
Loans held for sale	87,355	818	3.75%	49,641	591	4.76%
Loans(1)	586,060	7,814	5.33%	527,258	7,763	5.89%
Interest-bearing balances and federal funds sold	30,303	12	0.16%	50,509	25	0.20%
Total interest earning assets	808,619	9,172	4.54%	717,666	8,876	4.95%
Noninterest earning assets:
Cash and due from banks	12,110			10,373
Premises, land and equipment	8,486			8,747
Other assets	18,018			13,374
Less: allowance for loan losses	(12,103)			(11,235)
Total noninterest earning assets	26,511			21,259
Total Assets	$835,130			$738,925

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$70,637	$35	0.20%	$64,155	$85	0.53%
Money market deposit accounts	118,330	115	0.39%	105,718	146	0.55%
Savings accounts	2,600	1	0.15%	2,962	1	0.14%
Time deposits	337,519	938	1.11%	281,723	1,003	1.42%
Total interest-bearing deposits	529,086	1,089	0.82%	454,558	1,235	1.09%
Borrowings:
FHLB Advances	5,557	11	0.79%	2,935	3	0.41%
Securities sold under agreements to repurchase and federal funds purchased	26,946	9	0.13%	37,627	17	0.18%
Other short-term borrowings	-	-	0.00%	7,183	9	0.50%
FHLB Long-term borrowings	2,949	28	3.80%	5,913	54	3.65%
FDIC Term Note	-	-	0.00%	29,999	299	3.99%
Subordinated Debentures	6,186	56	3.62%	6,186	53	3.43%
Total borrowings	41,638	104	1.00%	89,843	435	1.94%
Total interest-bearing deposits and borrowings	570,724	1,193	0.84%	544,401	1,670	1.23%
Noninterest-bearing liabilities:
Demand deposits	160,787			107,746
Other liabilities	11,413			8,566
Total liabilities	742,924			660,713
Shareholders' Equity	92,206			78,212
Total Liabilities and Shareholders' Equity:	$835,130			$738,925

Interest Spread(2)			3.70%			3.72%

Net Interest Margin(3)		$7,979	3.95%		$7,206	4.02%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Nine Months Ended

	September 30, 2012			September 30, 2011
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest-earning assets:
Securities	$107,545	$1,791	2.22%	$114,517	$1,710	1.99%
Loans held for sale	74,929	2,179	3.88%	36,068	1,282	4.74%
Loans(1)	578,014	23,493	5.42%	510,177	22,886	5.98%
Interest-bearing balances and federal funds sold	36,108	62	0.23%	53,002	97	0.24%
Total interest-earning assets	796,596	27,525	4.61%	713,764	25,975	4.85%
Noninterest-earning assets:
Cash and due from banks	10,159			11,297
Premises, land and equipment	8,563			8,847
Other assets	16,926			13,394
Less: allowance for loan losses	(11,952)			(10,876)
Total noninterest-earning assets	23,696			22,662
Total Assets	$820,292			$736,426

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$65,805	$126	0.26%	$37,153	$138	0.50%
Money market deposit accounts	122,543	385	0.42%	112,893	496	0.59%
Savings accounts	2,612	3	0.15%	2,905	4	0.18%
Time deposits	341,732	2,998	1.17%	289,871	3,287	1.51%
Total interest-bearing deposits	532,692	3,512	0.88%	442,822	3,925	1.18%
Borrowings:
FHLB Advances	8,023	39	0.65%	11,308	42	0.50%
Securities sold under agreements to repurchase and federal funds purchased	26,717	28	0.14%	36,935	53	0.19%
Other short-term borrowings	-	-	0.00%	25,389	114	0.60%
FHLB Long-term borrowings	3,649	100	3.65%	6,462	171	3.53%
FDIC Term Note	4,818	98	2.71%	29,999	892	3.96%
Subordinated Debentures	6,186	169	3.64%	6,186	158	3.41%
Total borrowings	49,393	434	1.17%	116,279	1,430	1.64%
Total interest-bearing deposits and borrowings	582,085	3,946	0.90%	559,101	5,355	1.28%
Noninterest-bearing liabilities:
Demand deposits	136,614			94,297
Other liabilities	12,696			7,254
Total liabilities	149,310			101,551
Shareholders' Equity	88,897			75,774
Total Liabilities and Shareholders' Equity:	$820,292			$736,426

Interest Spread(2)			3.70%			3.58%

Net Interest Margin(3)		$23,579	3.95%		$20,620	3.85%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100